SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant     [X]

Filed by a Party other than the Registrant     [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                     BIRMINGHAM UTILITIES, INC.

            (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No Fee Required

[  ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction is applies:


[ ] 2) Aggregate number of securities to which transaction applies:


      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


      4) Proposed maximum aggregate value of transaction:


      5) Total fee paid:


[  ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:
         Birmingham Utilities, Inc.

      4) Date Filed:
         April 15, 1998


                   BIRMINGHAM UTILITIES, INC.
                      230 Beaver Street
                   Ansonia, Connecticut 06401

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                     To be Held May 13, 1998

To the Holders of Common Stock of Birmingham Utilities, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of Birmingham Utilities, Inc. (hereinafter called the "Company") has been called and will be held at the principal office of the Company, 230 Beaver Street, Ansonia,
Connecticut 06401, on Wednesday, May 13, 1998 at
2:00 P.M., local time, for the purpose of considering and acting upon the following matters:

     1.   To elect directors of the Company.

     2.   To approve independent auditors for the Company.

     3. To transact any and all other business which may lawfully come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 13, 1998, as the record date for determining the stockholders of the Company entitled to notice of and to vote at such meeting and any adjournment thereof.

     If you cannot be present in person at the meeting, please date and sign the enclosed form of proxy and return it promptly in the post-paid envelope furnished herewith.

By Order of the Board of Directors,

Anne A. Hobson
Secretary



April 15, 1998


                    BIRMINGHAM UTILITIES, INC.
                        230 Beaver Street
                    Ansonia, Connecticut 06401

          PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                      To be Held May 13, 1998

April 15, 1998

     This Proxy Statement accompanies the Notice of Annual Meeting of Stockholders of Birmingham Utilities, Inc. (hereinafter called "the Company") to be held at the principal office of the Company, 230 Beaver Street, Ansonia, Connecticut 06401, on Wednesday, May 13, 1998, at 2:00 P.M., local time (the "Meeting").


GENERAL
     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company. The solicitation will be made by mail and the cost will be borne by the Company. Forms of proxies and proxy material may also be distributed through brokers, custodians and other like parties to the beneficial owners of stock.

     Proxies in the accompanying form received by the Company will be voted, in accordance with the terms and specifications made thereon, at the Meeting or any adjournment thereof; any such proxy may, however, be revoked at any time before it is voted by notice in writing to the Secretary of the Company.

     As of April 13, 1998, the Company had outstanding 762,575 shares of Common Stock (no par value), and only holders of Common Stock of record at the close of business on that date will be entitled to vote at the Meeting or any adjournment thereof. Each share is entitled to one vote.

     A plurality of votes cast by the shares of Common Stock entitled to vote at the Meeting in person or by proxy is required for approval of election of directors. Abstentions and other non-votes, such as the failure of a nominee or other record holder to vote or forward proxies to beneficial owners in sufficient time to be voted at the Meeting, have a neutral effect upon the matters presented for vote, except that in order to have a quorum, a majority of the shares of Common Stock entitled to vote must be present at the Meeting in person or by proxy. In certain circumstances, a shareholder will be considered to be present for quorum purposes but will not be deemed to have voted in the election of directors or in connection with other matters presented for approval at the Meeting. Such circumstances will exist where a shareholder is present but specifically abstains from voting, or where shares of Common Stock are represented at the Meeting by a proxy conferring authority to vote on certain matters but not for the election of directors or on other matters.

     The Board of Directors knows of no business other than those items listed in the Notice of Annual Meeting which may be presented to the Meeting.

     1.   ELECTION OF DIRECTORS
     The By-laws provide for not less than seven nor more than fifteen Directors to be elected at the Annual Meeting of Stockholders, each to serve for the ensuing year and until his or her successor is elected and has qualified. The Board of Directors recommends that the number of Directors be fixed at nine and the enclosed proxy confers authority to vote for no more than nine nominees. The names of the nine nominees for election as Directors are set forth below, and the following information is furnished with respect to them. All nominees served as Directors in 1997 and were elected by the shareholders. All nominees listed below have consented to serve, and the Board of Directors knows of no reason why any of them would not be available.

NOMINEES FOR DIRECTORS

Name            Age  Business Experience During Director Since
                     The Last Five Years and Other
                     Directorships

Stephen P. Ahern 68  Vice President, Unicco Security      1994
                     Services; Principal, Ahern Builders

Edward G. Brickett 68 Retired; Director of Finance,       1979
                      Town of Southington, Connecticut,
                      until June 1995

James E. Cohen    51  Lawyer in Practice in Derby;        1982
                      Director, Great Country Bank
                      (1987-1993)

Betsy Henley-Cohn 45  Chairwoman of the Board of Directors 1981
                      of the Company; Chairman and Treasurer,
                      Joseph Cohn & Sons, Inc. (construction
                      subcontractors); Director, United
                      Illuminating Corp.; Director, Aristotle
                      Corp.; Director, Citizens Bank of
                      Connecticut; Director, Society for
                      Savings Bancorp, Inc. (1985-1993)
                      (a management company); President
                      B.I.D., Inc. (land development and home
                      building company); Managing Partner,
                      Connecticut Commercial Investors, LLC
                      (a commercial real estate and investment partnership); Chairman of Shelton Inland
                      Wetlands Commission; Board of Governors
                      Unquowa School; Director of Great
                      Country Bank (1991-1995); Director
                      Griffin Hospital (1987-1990)

Aldore J. Rivers 64  President of the Company             1986

B. Lance Sauerteig 52 Lawyer in Practice in Westport;     1996
                      Principal in BLS Strategic Capital, Inc.
                      (financial and investment advisory
                      company); previously, President, First
                      Spring Corporation, 1986-1994 (private
                      family investment management company);
                      Director, Offitbank (a New York based
                      private investment management company)

Kenneth E. Schaible 56 Bank Consultant and Real Estate     1994
                       Developer; previously, Senior Vice
                       President, Webster Bank, 1995-1996;
                       President, Shelton Savings Bank
                       and Shelton Bancorp., Inc., 1967 to 1995

David Silverstone 51  Group Vice President, The Southern   1994
                      Connecticut Gas Company; Lawyer in
                      Practice in Hartford until
                      March 31, 1998

     The Board of Directors' Audit Committee consisted of Messrs. Brickett, da Silva and Schaible, during 1997. It performs the function of recommending the engagement and reviewing the performance of the Company's independent public accountants. The Audit Committee met one time in 1997. The Board of Directors' Personnel and Pension Committee consisted of Ms. Henley-Cohn (ex-officio) and Messrs. Ahern, Brickett, Sauerteig and Silverstone and performs the function of reviewing Executive Officer compensation and proposing the same to the full Board of Directors for action. It also proposes to the full Board overall payroll pool levels and pension plan arrangements for all employees. The Personnel and Pension Committee met 5 times in 1997. In 1997, seven meetings of the Board of Directors were held, and all Directors attended at least 75% of the meetings of the full Board and Committees on which they served.

     Mr. Cohen is a partner in the law firm of Cohen & Thomas, which has represented the Company on occasions in past years;
the Company may continue to employ that firm on occasion in the future.

     Mr. Silverstone was, until March 31,1998, a partner in the law firm of Silverstone & Koontz, which represented the Company on rate matters in 1997.

     Mr. Sauerteig is a principal in the law firm of Levett, Rockwood and Sanders, which provided legal services to the Company in past years and may do so in the future.

Nominations and Proposals by Shareholders
     The Board's Nominating Committee consists of the Board as a whole and will consider director nominees presented by the Shareholders for election at the 1999 Annual Meeting of Shareholders. Shareholders may make recommendations for director-nominees by submitting names, in writing, to the Secretary of the Company not later than February 1, 1999.

Security Ownership of Management and Certain Beneficial Owners
     (a) The following table sets forth certain information with respect to the only persons, to the knowledge of the Company, who own as much as 5% of the Company's stock, as of February 28, 1998.

Name and Address        Amount and Nature of      Percent
of Beneficial Owner     Beneficial Ownership      Of Class

Group consisting of
Cohn Realty & Investment, 185,960 Shares (1)     24.25%
Betsy Henley-Cohn, John
J. Crawford, as custodian
for Juri Henley-Cohn, and
as custodian for
Jesse Henley-Cohn, Joel
Cohn Revocable Trusts 1A, 2A
and 2B, Betsy Cohn Spray
Trust, Harry Berkowitz Revocable
Trust, Betsy Cohn Income Trust,
80 Hamilton Street,
New Haven, CT 06511, and
Ruth Weisman,
26 Kohary Drive, New Haven,
CT 06515.

James E. Cohen, 315 Main Street,
Derby, CT 06418                   39,098 Shares (2)    5.10%

John J. Crawford, 70 Indian Road,
 Guilford, CT 06437               66,262 Shares (3)    8.74%

(1)  Of the 185,960 shares owned by this Group, Betsy
Henley-Cohn owns options to purchase 10,000 shares of the Company's Common Stock under the Company's 1994 Stock Incentive
Plan, which options are exercisable  within 60 days of April
13, 1998, the record date for the Company's 1998 Annual Meeting of Stockholders (the "Record Date"). Cohn Realty & Investment
(a Connecticut general partnership consisting of three investment trusts whose managing agent is Betsy Henley-Cohn, whose beneficiaries are certain members of the Cohn Family and whose Trustees are Rhoda Cohn and Stanley Bergman) has beneficial ownership of 36,000 shares; John J. Crawford, as custodian for Juri Henley-Cohn, has beneficial ownership of 21,900 shares; John J. Crawford, as custodian for Jesse
Henley-Cohn, has beneficial ownership of 22,206 shares; Joel
Cohn Revocable Trust 1A has beneficial ownership of 26,380 shares; Joel Cohn Revocable Trust 2A has beneficial ownership of 1,500 shares; Joel Cohn Revocable Trust 2B has beneficial ownership of 1,000 shares; Betsy Cohn Spray Trust has beneficial ownership of 32,188 shares; Betsy Cohn Income Trust has beneficial ownership of 10,960 shares; Harry Berkowitz
Revocable Trust has beneficial ownership of 16,098 shares; and Ruth Weisman has beneficial ownership of 10,228 shares. Betsy
Henley-Cohn has either a controlling or a beneficial interest in Cohn Realty & Investment, Betsy Cohn Spray Trust and Betsy
Cohn Income Trust.  Except for the options owned by Betsy
Henley-Cohn described above, no member of the Group owns or has the right to acquire, directly or indirectly, any other shares.
Unless otherwise indicated, the named beneficial owner of the shares has sole voting and dispositive power with respect thereto. The information set forth in this footnote is derived from filings with the Securities and Exchange Commission made by the Group and from other information available to the Company.
(2) Includes 32,598 shares held by Mr. Cohen as Trustee for the David B. Cohen Family Trust, options to purchase 5,000 shares under the Company's Stock Option Plan for Non-Employee
Directors exercisable within 60 days of the Record Date, and 1,500 shares held in a brokerage custodial account for Mr.
Cohen's benefit.
(3) Includes 5,830 shares held jointly by Mr. Crawford and his wife, 22,206 shares held by Mr. Crawford as custodian for the benefit of Jesse Henley-Cohn, and 21,900 shares held by Mr.
Crawford as custodian for the benefit of Juri Henley-Cohn.  Mr.
Crawford has sole voting power over the shares held for the benefit of Jesse Henley-Cohn and Juri Henley-Cohn, but has no family relationship with Jesse Henley-Cohn or Juri Henley-Cohn.
The 22,206 shares held in trust for the benefit of Jesse
Henley-Cohn and the 21,900 shares held in trust for the benefit of Juri Henley-Cohn are also included in the shares set forth in footnote (1), above, as being held by John J. Crawford as custodian for Jesse Henley-Cohn and Juri Henley-Cohn.
(b) The following table sets forth certain information concerning ownership of the Company's Shares by management:

                    Common Shares
                    Beneficially Owned         Percent
Name As of February 28, 1998 (1)               of Class (2)

Stephen P. Ahern      18,377  (3)              2.40%
Edward G. Brickett     8,925                   1.16
James E. Cohen        39,098  (4)              5.10
Betsy Henley-Cohn    185,960  (5)             24.25
Alvaro da Silva          100                    .01
Aldore J. Rivers      12,156                   1.58
B. Lance Sauerteig       825                    .11
Kenneth E. Schaible    5,855                    .76
David Silverstone       4490                    .59
John S. Tomac            200                    .03
Executive Officers,
 Directors and Nominees
 as a group, 10 in
 number              275,986                 34.26%

(1) Includes options to purchase shares of Common Stock exercisable within 60 days of the Record Date, as follows: Mr. Ahern, 4,375; Mr. Brickett, 5,000; Mr. Cohen, 5,000; Ms. Henley-Cohn, 10,000; Mr. Rivers, 10,000; Mr. Sauerteig, 825; Mr. Schaible, 4,375; and Mr. Silverstone, 4,375.
(2) For the purpose of calculating the percentage of Common Stock beneficially owned (a) by the individual persons listed in the table, the number of options held by such person is included in both the number of shares beneficially owned by the person and in the total number of shares outstanding in the class with respect to the individual person's percentage calculation, and (b) by the directors and officers as a group, the total number of shares beneficially owned by the group and the total number of shares outstanding includes the 43,950 shares issuable upon the exercise of options exercisable by all persons in the group within 60 days of the Record Date.
(3)  Includes 1,700 shares owned by Ahern Family Limited
Partnership.
(4) Includes 32,598 shares held by Mr. Cohen as Trustee for the David B. Cohen Family Trust, and 1,500 shares held in a brokerage custodial account for Mr. Cohen's benefit.
(5) Ms. Henley-Cohn is a member of the shareholder group described in the preceding table. The 185,960 shares set forth in this table is the aggregate number of shares held by all of the members of the group. See note (1) to the preceding table for information concerning shares beneficially held by Ms. Henley-Cohn.
Compliance with Section 16(a) of the Securities Exchange Act of 1934 Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten-percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Company.
Based solely on review of copies of such forms furnished to the Company, or written representations that no reconciliation forms were required, the Company believes that during fiscal year ending December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent shareholders were complied with.

Compensation of Directors and Executive Officers
     Directors:  The Company's Directors, except for Ms.
Henley-Cohn and Mr. Rivers, received an annual fee of $3,000 plus $500 for each full Board meeting and $300 for each Committee meeting actually attended in 1997. Ms. Henley-Cohn received an annual salary of $52,000 for services in pursuit of land sales during 1997 and as Chairwoman of the Board of Directors.

     Executive Officers: The following table sets forth the annual cash compensation for Mr. Rivers, the Company's Chief Executive Officer and only Executive Officer whose total annual salary exceeded $100,000, for each of 1995, 1996 and 1997. The Company has no long-term incentive plans.

Annual Compensation
Name and
Principal Position            Year      Salary*        Bonus

Aldore J. Rivers,
President, CEO and Director   1995      $101,404      $2,500
                              1996      $105,404         N/A
                              1997      $111,404         N/A

* Includes the economic benefit of premiums on a split-dollar life insurance policy pursuant to which Mr. Rivers is the insured and the Company is the owner and paid the premiums in 1995, 1996 and 1997.

Employment Agreement and Split-Dollar Insurance Plan
     The Company entered into an Employment Agreement with Mr. Rivers in 1990 (the "Employment Agreement"), pursuant to which the Company agreed to employ Mr. Rivers as President of the Company. The Employment Agreement was amended in 1992 and 1993.

     The Employment Agreement, as amended, provides for a so-called "Split Dollar Life Insurance" plan for the benefit of both the Company and Mr. Rivers. The plan provides for the Company to maintain insurance on Mr. Rivers' life in an amount not less than $150,000, and to pay to Mr. Rivers' designee $150,000 if he should die on or before the age of 65. The balance of the life insurance proceeds, if any, may be retained by the Company. If Mr. Rivers dies after reaching the age of 65, all death benefits of the policy are retained by the Company. The Company has agreed to make one hundred eighty
(180) monthly supplemental pension payments of (a) $1,170 each to Mr. Rivers commencing when he reaches the age of 65 and continuing until the earlier of his death or the end of the 180-month period and (b) if he should die after reaching the age of 65 but before the end of the 180-month period and his spouse survives him; $585 each to her until the earlier of her death or the expiration of the balance of the 180-month period. The Company expects to use the proceeds of the life insurance to reimburse itself for the supplemental pension payments that may be made to Mr. Rivers and his spouse after his 65th birthday.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 1.
2.  INDEPENDENT AUDITORS FOR THE COMPANY
     There will be brought up for consideration at the Annual
Meeting a proposal to approve the appointment of Dworken, Hillman, LaMorte & Sterczala, P.C. as auditors for the Company to make the annual audit for the 1998 fiscal year.

     The Audit Committee of the Board of Directors has recommended that the Company retain Dworken, Hillman, LaMorte &
Sterczala, P.C. as its independent accountants for the 1998 fiscal year.

     Representatives of Dworken, Hillman, LaMorte & Sterczala,
P.C. will be present at the Annual Meeting to respond to questions of shareholders, but, although they have been offered the opportunity to do so, they do not otherwise propose to make any statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
PROPOSAL 2.
     Management knows of no other business which may come before the Meeting or any adjournment thereof.

Shareholder Proposals
     If a shareholder intends to present a proposal for action at the 1999 Annual Meeting of Stockholders, such proposal must be received by the Company on or before January 1, 1999 for inclusion in the Company's Proxy Statement and Form of Proxy except where omission of such proposal is permitted by the rules of the Securities & Exchange Commission.

Annual Report
The Company's Annual Report, including the financial statements of the Company for the fiscal year ending December 31, 1997, is mailed to the shareholders of record herewith. The Annual
Report is not part of this Proxy Statement.
The Board of Directors,
Anne A. Hobson, Secretary


              BIRMINGHAM UTILITIES, INC.
                  230 Beaver Street
              Ansonia, Connecticut 06401

This Proxy is Solicited on Behalf of the Board of Directors

  The undersigned hereby appoints Edward G. Brickett and James E. Cohen as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote as designated on the reverse side all shares of common stock of Birmingham Utilities, Inc., held of record by the undersigned on April 13, 1998 at the annual meeting of shareholders to be held on May 13, 1998, or any adjournment thereof.

        (Continued and to be signed on other side)

X Please mark your
votes as in this
example

     FOR all nominees      WITHHOLD
     listed at right       AUTHORITY
     (except as marked     to vote for
     to the contrary       all nominees
     below)                listed at right

1.  To elect                     Nominees:  S.P. Ahern
    directors of                            E.G. Brickett
    the Company                             J.E. Cohen
                                            A. da Silva
                                            B. Henley-Cohn
                                            A.J. Rivers
                                            B.L. Sauerteig
                                            K.E. Schaible
                                            D. Silverstone

2.  To approve the appointment of Dworken,      FOR   AGAINST   ABSTAIN
    Hillman, LaMorte & Sterczala, P.C., as the independent Auditors of the Corporation

3. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.

SIGNATURES(S) ___________________________ DATE _________________

SIGNATURE(S)  ___________________________ DATE _________________
              Signature if jointly held


NOTE: Please sign exactly as name appears above. When shares held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
       If a corporation or partnership, please sign in full name by authorized officer of partner.